Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kid Brands, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raphael Benaroya, Executive Chairman (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2012	/s/ Raphael Benaroya
Raphael Benaroya
Executive Chairman (principal executive officer)

A signed original of this written statement required by Section 906 has been provided to Kid Brands, Inc. and will be retained by Kid Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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